UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest even reported): May 6, 2016

TRANSOCEAN PARTNERS LLC

(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001‑36584	66-0818288
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

40 George Street London, England, United Kingdom		W1U 7DW
(Address of principal executive offices)		(Zip Code)

+44 (20) 3675-8410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a‑12 under the Securities Act (17 CFR 240.14a‑12)

☐  Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Our press release dated May 6, 2016, concerning results for the first quarter 2016, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

irst
Number	Description
99.1	Press Release Reporting First Quarter 2016 Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSOCEAN PARTNERS LLC

Date: May 6, 2016	By	/s/ Raoul F. Dias
Raoul F. Dias
Authorized Person

Index to Exhibits

Irst Qu
Number	Description
99.1	Press Release Reporting First Quarter 2016 Results